Exhibit 10.4

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 240.24b-2.

AMENDMENT NO. 3 TO

DEVELOPMENT AGREEMENT

FOR PANTHER INSTRUMENT SYSTEM

This Amendment No. 3 (“Amendment No. 3”) is entered into effective as of February 1, 2011 (“Amendment Effective Date”) pursuant to and amending the “Development Agreement for Panther Instrument” (the “Agreement”) between Gen-Probe Incorporated, a Delaware corporation (“Gen-Probe”), and STRATEC Biomedical Systems AG (“STRATEC”) (collectively, “Parties”).

RECITALS

STRATEC and Gen-Probe entered into a Development Agreement for Panther Instrument System having an effective date of 22 November 2006 (“Agreement”), which has been previously amended in writing by the Parties.

The Parties now wish to further amend the Agreement.

NOW, THEREFORE, in consideration of the mutual obligations in this Amendment No. 3, the Parties agree as follows:

TERMS

1.	The Agreement is hereby further amended to include additional services by STRATEC for the design and development of software for use with real time assays on the Panther Instrument, on the terms and conditions more fully set forth in the Gen-Probe Statement of Work attached hereto as Exhibit 3A and in the STRATEC Proposal attached hereto as Exhibit 3B. Exhibit 3A and Exhibit 3B are incorporated into this Amendment No. 3 by reference as though fully set forth. In the event of any conflict between Exhibit 3A and Exhibit 3B, Exhibit 3A shall control.

2.	All capitalized terms used but not defined in this Amendment No. 3 will have the respective meaning given to them in the Agreement.

3.	All other terms and conditions of the Agreement, as amended, shall remain in full force and effect.

4.	Facsimile signatures are deemed equivalent to original signatures for purposes of this Amendment No. 3.

5.	This Amendment No. 3 is effective on the Amendment Effective Date.

IN WITNESS WHEREOF, the Parties have executed this Amendment No. 3 by their duly authorized representatives.

Gen-Probe Incorporated	STRATEC Biomedical Systems AG

/s/ Brad Blake May 6, 2011	/s/ Marcus Wolfinger
Brad Blake	Marcus Wolfinger
Vice President, Instrument Systems	CEO, Stratec

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EXHIBIT A

Gen-Probe Statement of Work

PANTHER

Real-Time Statement of Work

Revision: A

January 31, 2011

Presented By:

[...***...]

Gen-Probe Incorporated

10210 Genetic Center Drive

San Diego, CA 92131

(858) 410-8000

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1.	Table of Contents

1.	TABLE OF CONTENTS		2

2.	PROJECT OVERVIEW AND SCOPE		3

3.	TASKS		3

	3.1.	HIGH LEVEL REQUIREMENTS	3
	3.2.	MILESTONE 1 – ANALYSIS AND INITIAL AGREEMENT	5
	3.3.	MILESTONE 2 – SOFTWARE RELEASE FOR [...***...]	5
	3.4.	MILESTONE 3 – REAL TIME FEATURE COMPLETE SOFTWARE	5
	3.5.	MILESTONE 4 – REAL TIME V&V COMPLETE	5
	3.6.	MILESTONE 5 – REAL TIME PANTHER [...***...]	5

4.	PROJECT MANAGEMENT		5

	4.1.	TEAM DESCRIPTION	6
	4.2.	PROJECT SCHEDULE	7
	4.3.	PROJECT COSTS	8

5.	TERMS AND CONDITIONS		9

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2.	Project Overview and Scope

Stratec Biomedical Systems shall provide software and firmware services for the prototyping/analysis, design, implementation, and testing of adding the Real-Time Assay functionality to the PANTHER platform. Hardware is specifically excluded from this Statement of Work.

3.	Tasks

This section provides an overview of the tasks to be completed for the prototyping/analysis, design, implementation and validation of Real-Time Assay additions to the PANTHER platform. For a detailed description of the objectives, tasks, and deliverables please see the following documents:

Panther Project Software Development Plan, P10233-0108

Panther Software Architecture Description, P10233-0035

Panther Product Requirements Document, P10233-0002

System Workflow SRS, P10233-0235

User Interface SRS, P10233-0090

Database SRS, P10233-0092

Event and Error Handling SRS, P10233-0083

Panther Instrument PRD P10233-0002

Panther Instrument PSD, P10233-0003

Security SRS, P10233-0248

Maintenance SRS, P10233-0243

Panther RT […***…] SRS, P10233-TBD

3.1.	HIGH LEVEL REQUIREMENTS

Milestone 1 Functionality

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Milestone 2 Functionality

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Milestone 3 Functionality

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3.2.	MILESTONE 1 – ANALYSIS AND INITIAL AGREEMENT

Milestone 1 includes project kick off and updating of required project documents including the project management plan, requirements documents, key configuration management, software testing, and defect tracking plans. This also includes […***…] [.***.]. Milestone 1 is scheduled to be an initial project payment upon signing the project agreement and completing the functionality stated in the Milestone 1 functionality stated in 3.1.

3.3.	MILESTONE 2 – SOFTWARE RELEASE FOR […***…]

Milestone 2 includes any initial database and firmware architectural changes that are needed to support the Real Time Assay architecture. Software functionality shall include [.***.]. Milestone 2 is scheduled to be completed […***…].

3.4.	MILESTONE 3 – REAL TIME FEATURE COMPLETE SOFTWARE

Milestone 3 includes all software for Real Time Assay on Panther feature complete implementation to firmware, workflows, reports design, and LIS support; create/update verification protocols and software. Milestone 3 also includes design review and documentation updates. Milestone 3 includes addressing any issues identified in Milestone 2, executing UIT, informal verification, update design documents, and preparing the software for formal verification and validation. Milestone 3 is scheduled to be feature complete […***…].

3.5.	MILESTONE 4 – REAL TIME V&V COMPLETE

Milestone 4 includes addressing any issues identified in Milestone 3. Milestone 4 includes completed functionality of the Real Time Assay on Panther software having verification and validation completed. Milestone 4 is scheduled to be feature complete [.***.].

3.6.	MILESTONE 5 – REAL TIME PANTHER […***…]

Milestone 5 includes addressing any issues identified in Milestone 4. Milestone 5 also includes V&V for the final launch and Gen-Probe acceptance of Stratec Software Verification report […***…]. Milestone 5 is scheduled to be feature complete […***…].

4.	Project Management

This section contains the approach Gen-Probe and Stratec will use to complete the project. Included is a description of the team members, project strategy or development plan, quality processes, schedule, and estimated costs. A more detailed project summary can be found in the Panther Software Development Plan, P10233-0108

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4.1.	TEAM DESCRIPTION

*	Indicates 100% Project Commitment. Project Commitment defined as allocation for working on projects. Some managers will have other functional and design review responsibilities.

Role	Resources	Responsibility
Software Core Team Lead Technical Lead PC SW	[...***...] [...***...]	Software team/project management, consultant to technical lead and primary liaison with Project Management and requirements

Stratec Software Development	During the development approximately [...***...] FTEs including: [...***...] [...***...] [...***...]	Implementation of the software development, integration and unit testing. Main Responsibilities: [...***...] [...***...]

Gen-Probe Software Development	During the development approximately [...***...] FTEs	Implementation of the software development, integration and unit testing. Main Responsibility: [...***...]

Stratec Verification Management and Team	Approximately [...***...] FTEs during the verification phase	Verification master plan Verification summary report Verification management Verification including Software test protocols Software test execution Software test reports

Gen-Probe Validation Management and Team	Approximately [...***...] FTEs during the validation phase	Validation master plan Validation summary report Validation management

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4.2.	PROJECT SCHEDULE

This section contains an overview of the estimated proposed project schedule. The schedule provides resources, durations, and task order.

Milestone	Date
Milestone 1 – Analysis and Initial Agreement	[...***...]
Milestone 2 – Software Release for […***…]	[...***...]
Milestone 3 – Real Time Feature Complete Software	[...***...]
Milestone 4 – Real Time V&V Complete	[...***...]
Milestone 5 – Acceptance of Summary Verification Report	[...***...]

For more details on the project schedule please see […***…] Project Schedule.

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4.3.	PROJECT COSTS

Stratec Biomedical will perform the tasks outlined in this work statement on a set Milestone basis. The following table summarizes estimated projected cost required to complete these tasks.

Phase	Payment to Stratec AG			Payment to Stratec USA
Milestone 1 – Analysis and Initial Agreement	$	[...***...]		[...***...]
Milestone 2 – Software Release for […***…]	$	[...***...]	]	[...***...]
Milestone 3 – Real Time Feature Complete Software	$	[...***...]		[...***...]
Milestone 4 – Real Time V&V Complete	$	[...***...]		[...***...]
Milestone 5 – Real Time Panther […***…]	$	[...***...]		[...***...]

Total	$	[...***...]		[...***...]

4.3.1.	Project Assumptions

This section lists the assumptions that have been made in preparing this work statement.

•	This work statement is based on the best information available at the time it was written.

•	Gen-Probe will provide timely responses to requests for design inputs for supporting information.

•	Stratec and Gen-Probe will each appoint a single point of contact for the management of this project.

•	Gen-Probe will make appropriate personnel available to Stratec engineers for questions and reviews.

•	Stratec will make appropriate personnel available to Gen-Probe engineers for questions and reviews.

•

Project priorities can change due to circumstances such as urgent improvements needed to support commercial instruments, additional customer features or increased complexity of implementation. Mutual agreement from Program Managers from both parties can adjust the deliverables for interim milestones without altering the Work Statement.

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4.3.2.	Terms and Conditions

See Development Agreement for Panther Instrument System for terms and conditions.

EXHIBIT B

STRATEC Proposal

Panther

Instrument System

SW Implementation for Real-Time Panther

Company name and address

Stratec Biomedical Systems AG

Gewerbestr. 37

75217 Birkenfeld

Germany

Contact persons

Bernd M. Steidle

Member, Board of Management, Marketing and Sales

+49 7082 7916 65

b.steidle@stratec-biomedical.de

[...***...]

[...***...]

[...***...]

[...***...]

[...***...]

2010-12-20

< [...***...]PROGRAM MANAGER>	DATE

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1	OVERVIEW	3

2	PROPOSED SOLUTION FOR BLOOD BANK UTILIZATION	4

2.1	Strategy	4

2.2	Development and Design Services	4

3	TIMELINE	5

3.1	SW development	5

4	DEVELOPMENT AND DESIGN TEAM	5

5	MILESTONE PAYMENTS	6

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1.	Overview

Stratec develops for Gen-Probe a low- to mid-volume instrument named “Panther”, for current and future molecular diagnostic assays.

In accordance with this development Stratec was requested to quote the continued implementation of the Real-time Panther SW requirements summarized from [...***...] and provided 2010-12-16. In this document the instrument for the continued development is named the “Real-Time Panther”.

To date it is not clear how many hardware changes (if any) will be needed to support the Real-Time assays on the current diagnostic Instrument. Hardware development tasks to the current diagnostic Instrument are not subject to this proposal.

Note: chapter 4 was updated to clarify the involvement of [...***...]. (2011-01-20)

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2.	Proposed Solution for Real-Time Panther

2.1. STRATEGY

The instrumentation platform for general diagnostic application is defined in the PRD and includes the high level SW requirements. According to these requirements the Real-Time Panther [...***...].

With this understanding no hardware / module modification is considered in the scope of this development.

With software version 3.2.0.6 the majority of the features for Real-Time functionality to fulfill PRD rev. D. have been implemented under Stratec responsibility. [...***...]

[...***...]

2.2.	DEVELOPMENT AND DESIGN SERVICES

The responsibilities and development services as defined in the Panther development plan dated 2007-06-13 and related documents remain unchanged, resources and split of tasks between the development sites will be according to the Panther SW development plan dated 2009-09-25.

The verification group at Stratec will continue in its current composition [...***...].

In addition Stratec will improve the administrative support for [...***...].

SW development includes:

•	[...***...]

•	[...***...]

•	[...***...]

•	[...***...]

•	[...***...]

•	[...***...]

•	[...***...]

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The overall cost of the development is USD [...***...]-

Basic database functions have been planned and implemented under the work statement No. 1 (Incremental Change for Blood Screening), in addition [...***...] will be implemented under [...***...] work statement. For the specific Real-Time DM functions such as [...***...] the implementation is covered under this development.

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3.	Timeline

3.1.	SW DEVELOPMENT

As agreed with Gen-Probe the development of the diagnostic Panther has the highest priority.

The team will use its best effort to implement the items needed for [...***...] However, in case of any scheduling conflict [...***...]

Specific details are provided in the “Multiple Program Software Release Schedule dated [...***...].

The development is scheduled to be feature complete [...***...]

4.	Development and Design Team

The development and design team remains the same as for the Panther development.

The majority of the tasks and responsibilities for the software development will be shared between the different sites according to [...***...]

The entire Stratec SW development resources for Panther will continue their services [...***...]

In particular are these:

•	[...***...] fulltime resources provided by Stratec Biomedical [...***...]

•	[...***...]fulltime resources provided by Stratec Biomedical [...***...]

•	[...***...] fulltime resource provided by Stratec Biomedical [...***...]

•	[...***...] fulltime resources provided by Stratec Biomedical [...***...]

•	[...***...] fulltime resource for [...***...]

•	[...***...] continues as fulltime resource for the Stratec team till [...***...].

In addition Stratec is requesting [...***...]. The cost for [...***...] are not under the scope of this proposal an shall be covered by Gen-Probe separately.

Further needs of [...***...] will be handled in a way, that [...***...].

Gen-Probe agrees to provide [...***...] access to the Gen-Probe facility and a reasonable place to work for the entire scope of the [...***...] development. He will be located at San Diego area and be employed by Stratec Biomedical US.

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5.	Milestone Payments

Development of Real-Time Panther Software	Stratec Biomed. AG	Stratec Biomed. US
Receiving PO	[...***...]	[...***...]
SW release for [...***...]	[...***...]	[...***...]
RT-Feature Complete	[...***...]	[...***...]
VV complete of [...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]
sum	[...***...]	[...***...]

total		[...***...]

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